SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 of 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): Sept 7, 2004



                          ART INTERNATIONAL CORPORATION
                        --------------------------------
       (Exact name of registrant as specified in its charter, as amended)




    Ontario, Canada                000-16008                   98-0082514
------------------------    ------------------------    ------------------------
(State of incorporation)    (Commission File Number)    (IRS Employer ID number)



          5 - 7100 Warden Avenue
          Markham, Ontario                                        L3R 5M7
          ----------------------                            --------------------
  (Address of principal executive offices)                       (Zip Code)


                                 (800) 278-4723
              (Registrant's telephone number, including area code)

Item 7.01                  Regulation FD Disclosure.

         Attached as Exhibit 99.1 and incorporated by reference is a copy of a press release of ART International Corporation (the "Company") dated September 7, 2004. This press release reported that the Company's wholly-owned subsidiary, Diamant Film Inc., the North America distributor of a revolutionary non-PVC stretch wrap, launched their website as part of their new strategic communications initiative.

         Attached as Exhibit 99.2 and incorporated by reference is a copy of a press release of the Company dated September 15, 2004. This press release reported that the Company's wholly-owned subsidiary, Diamant Film Inc., the North America distributor of a revolutionary non-PVC stretch wrap, commenced major supermarket chain tests of the revolutionary Non-PVC Food Stretch Film

         Attached as Exhibit 99.3 and incorporated by reference is a copy of a press release of the Company dated September 21, 2004. This press release reported that the Company's wholly-owned subsidiary, Diamant Film Inc., the North America distributor of a revolutionary non-PVC stretch wrap, reached agreement with an additional supermarket chain to test its eco-friendly food stretch film on a trial basis. This is the second such testing program for the Company.

         Attached as Exhibit 99.4 and incorporated by reference is a copy of a press release of the Company dated September 28, 2004. This press release reported that the Company's wholly-owned subsidiary, Diamant Film Inc., the North America distributor of a revolutionary non-PVC stretch wrap, that Mr. Gudmendsson the C.E.O. was interviewed by Kurt Schemmers of Traders Nation, the C.E.O., who provided listeners with an update from the Company which included details about Diamant film's revolutionary non-PVC stretch wrap, its superior qualities and recent testing underway at two large grocery store chains.

         Attached as Exhibit 99.5 and incorporated by reference is a copy of a press release of the Company dated September 28, 2004. This press release reported that the Company's wholly-owned subsidiary, Diamant Film Inc., the North America distributor of a revolutionary non-PVC stretch wrap, has been authorized to use Canada's Environmental ChoiceM Program (ECP). The Environmental Choice Program is North America's leading benchmark of environmental responsible products and services.

         Attached as Exhibit 99.6 and incorporated by reference is a copy of a press release of the Company dated October 4, 2004. This press release reported that the Company's wholly-owned subsidiary, Diamant Film Inc., the North America distributor of a revolutionary non-PVC stretch wrap, has reached agreement with the leading natural and organic foods supermarket retailer in the United States to test its eco-friendly food stretch, film, Diamant(TM) film.

Item 9.01                  Financial Statements and Exhibits.

(c)      Exhibit.

         The following exhibits are included herein:


         99.1     Press Release dated September 7, 2004
         99.2     Press Release dated September 15, 2004
         99.3     Press Release dated September 21, 2004
         99.4     Press Release dated September 28, 2004
         99.5     Press Release dated September 28, 2004
         99.6     Press Release dated October 4, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            ART INTERNATIONAL CORPORATION




Date: October 8, 2004                       By /s/ Michel van Herrewegh
                                              ----------------------------------
                                              Michel van Herreweghe,
                                              Chairman